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                                                                    EXHIBIT 10.3





                                ORGANIC INC. 1999
                         LONG-TERM STOCK INCENTIVE PLAN

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                                ORGANIC INC. 1999
                         LONG-TERM STOCK INCENTIVE PLAN

                                    SECTION 1
                                     GENERAL

        1.1. Purpose. The Organic Inc. 1999 Long-Term Stock Incentive Plan (the "Plan") has been established by Organic Inc. (the "Company") to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of the Company's other shareholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

        1.2. Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Individuals (including transferees of Eligible Individuals to the extent the transfer is permitted by the Plan and the applicable Award Agreement), those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan.

        1.3. Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 8 of the Plan).

                                    SECTION 2
                                OPTIONS AND SARS

        2.1.  Definitions.

(a) The grant of an "Option" entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Any Option granted under this Section 2 may be either an incentive stock option (an "ISO") or a non-qualified option (an "NQO"), as determined in the discretion of the Committee. An "ISO" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422(b) of the Code. An "NQO" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

(b) A stock appreciation right (an "SAR") entitles the Participant to receive, in cash or Stock (as determined in accordance with subsection 2.5), value equal to (or otherwise based on)

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        the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.

        2.2. Exercise Price. The "Exercise Price" of each Option and SAR granted under this Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted; provided that, for NQOs and SARs, the Exercise Price shall not be less than 85% of the Fair Market Value of a share of Stock on the date of grant, and for ISOs, the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant; and further provided that the Exercise Price of for an Option or SAR with respect to a share of Stock shall not be less than the par value of a share of Stock.

        2.3. Exercise. An Option and an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.

        2.4. Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

(a) Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

(b) The Exercise Price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

(c) The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

        2.5. Settlement of Award. Settlement of Options and SARs is subject to subsection 4.7.

                                    SECTION 3
                               OTHER STOCK AWARDS

        3.1.  Definitions.



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(a)     A "Stock Unit" Award is the grant of a right to receive shares of Stock in the future.

(b) A "Performance Share" Award is a grant of a right to receive shares of Stock or Stock Units which is contingent on the achievement of performance or other objectives during a specified period.

(c) A "Performance Unit" Award is a grant of a right to receive a designated dollar value amount of Stock which is contingent on the achievement of performance or other objectives during a specified period.

(d) A "Restricted Stock" Award is a grant of shares of Stock, and a "Restricted Stock Unit" Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

        3.2. Restrictions on Awards. Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award , and Performance Unit Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

                                    SECTION 4
                          OPERATION AND ADMINISTRATION

        4.1. Effective Date. Subject to the approval of the shareholders of the Company, the Plan shall be effective as of December 15 (the "Effective Date"); provided, however, that to the extent that Awards are granted under the Plan prior to its approval by shareholders, the Awards shall be contingent on approval of the Plan by the shareholders of the Company. The Plan shall only remain in effect until the 10-year anniversary of the date the Plan is adopted by the Board or the date the Plan is approved by shareholders, whichever is earlier.

        4.2. Shares Subject to Plan. The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

(a) The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

(b) Subject to the following provisions of this subsection 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 3,500,000 shares of Stock, plus an annual increase on the first day of each of the Company's fiscal years beginning in 2000 and ending in 2009, equal to the lesser of (i)



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        1,000,000 Shares, (ii) four percent (4%) of the Shares outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of shares as is determined by the Board.

(c) To the extent provided by the Committee, any Award may be settled in cash rather than Stock. To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(d) If the exercise price of any stock option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(e) Subject to paragraph 4.2(f), the maximum number of shares of Stock that may be issued by Options intended to be ISOs shall be 3,500,000 shares.

(f) In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options and SARs; and (iv) any other adjustments that the Committee determines to be equitable.

        4.3. General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.



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(b)     To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

        4.4. Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan.

        4.5. Grant and Use of Awards. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

        4.6. Dividends and Dividend Equivalents. An Award (including without limitation an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

        4.7. Settlement of Awards. The obligation to make payments and distributions with respect to Awards may be satisfied through cash payments, the delivery of shares of Stock, the granting of replacement Awards, or combination thereof as the Committee shall determine. Satisfaction of any such obligations under an Award, which is sometimes referred to as "settlement" of the Award, may be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, and may include converting such



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credits into deferred Stock equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

        4.8. Transferability. Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

        4.9. Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

        4.10. Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant sign a copy of such document. Such document is referred to in the Plan as an "Award Agreement" regardless of whether any Participant signature is required.

        4.11. Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

        4.12. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

        4.13.  Limitation of Implied Rights.

(a) Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a



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        guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee or other individual the right to be retained in the employ of the Company or any Subsidiary or the right to continue to provide services to the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

        4.14. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

                                    SECTION 5
                                CHANGE IN CONTROL

        5.1. Change in Control. Subject to the provisions of paragraph 4.2(f) (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Award Agreement reflecting the applicable Award, upon the occurrence of a Change in Control:

(a) If a Participant who is employed by the Company or an Affiliate at the time of a Change in Control holds one or more outstanding Options, such Participant shall be credited with two years of additional vesting service for purposes of the vesting of Options (regardless of whether in tandem with SARs), and the vesting of any Stock purchased by the Participant under an Option.

(b) If a Participant who is employed by the Company or an Affiliate at the time of a Change in Control holds one or more outstanding SARs, such Participant shall be credited with two years of additional vesting service for purposes of the vesting of SARs (regardless of whether in tandem with Options), and the vesting of any cash or stock acquired by the Participant under such SAR.

(c) If a Participant who is employed by the Company or an Affiliate at the time of a Change in Control holds one or more of the following Awards:
        Stock Units, Restricted Stock, Restricted Stock Units, or Performance Shares, such Participant shall be credited with two years of additional vesting service for purposes of the vesting of all such awards.

(d) If a Participant who is employed by the Company or an Affiliate at the time of a Change in Control holds any Option or SAR granted under the Plan and prior to the one-year



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        anniversary of the Change in Control such Participant is either (i)
        terminated by the Company for reasons other than Cause or (ii) terminates employment for Good Reason, such Participant shall become fully vested in any Awards granted under the Plan and shall have the greater of (i) 90 days from the date of such termination or (ii) the period otherwise specified for exercise after termination had the Participant been fully vested in the Awards on the date of termination to exercise such Awards; provided, however, that in no event shall the Option or SAR be exercisable at a date that is later than the date it would have been exercisable if the Participant had remained employed by the Company or a Subsidiary.

        5.2. Potential Change in Control. If the Participant's employment is terminated by the Company without Cause during a Potential Change in Control, and such date of termination occurs not more than 60 days prior to the occurrence of a Change in Control, then the Participant shall be entitled to receive the benefits that he would have received under paragraph 5.1(d), determined as though his employment was terminated by the Company without Cause immediately after the Change in Control. A "Potential Change in Control" shall exist during any period in which the circumstances described in paragraphs (a),
(b), or (c) below exist (provided, however, that a Potential Change in Control shall cease to exist not later than the occurrence of a Change in Control):

(a) The Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control, provided that a Potential Change in Control described in this paragraph 5.2(a) shall cease to exist upon the expiration or other termination of all such agreements.

(b) Any person (including the Company) publicly announces an intention to take or to consider taking actions the consummation of which would constitute a Change in Control; provided that a Potential Change in Control described in this paragraph 5.2(b) shall cease to exist upon the withdrawal of such intention, or upon a reasonable determination by the Board that there is no reasonable chance that such actions would be consummated.

(c) The Board adopts a resolution to the effect that, for purposes of the Plan, a Potential Change in Control exists; provided that a Potential Change in Control described in this paragraph 5.2(c) shall cease to exist upon a reasonable determination by the Board that the reasons that gave rise to the resolution providing for the existence of a Potential Change in Control have expired or no longer exist.



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                                    SECTION 6
                                    COMMITTEE

        6.1. Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 6. The Committee shall be selected by the Board. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

        6.2. Powers of Committee. The Committee's administration of the Plan shall be subject to the following:

(a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 7) to cancel or suspend Awards.

(b) To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and by-laws of the Company, and applicable state corporate law.

        6.3. Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.



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        6.4. Information to be Furnished to Committee. The Company and
Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Participant's employment (or other provision of services), termination of employment (or cessation of the provision of services), leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                    SECTION 7
                            AMENDMENT AND TERMINATION

        The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; and further provided that adjustments pursuant to paragraph 4.2(f) shall not be subject to the foregoing limitations of this Section 7.

                                    SECTION 8
                                  DEFINED TERMS

        In addition to the other definitions contained herein, the following definitions shall apply:

(a) Award. The term "Award" shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Unit Awards] and Performance Share Awards.

(b) Board. The term "Board" shall mean the Board of Directors of the Company.

(c) Cause. The term "Cause" shall mean any of the following: (1) the willful and continued failure by the Participant to substantially perform his duties, other than by reason of his being Disabled (as defined below),
        (2) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company or its affiliates,
        (3) conduct by the Participant that involves theft or fraud or, dishonesty in connection with his duties, (4) Participant's violation of a non-compete or confidentiality agreement, or (5) conviction of felony involving moral turpitude.



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(d)     Change in Control. For purposes of the Plan, the term "Change in
        Control" means the occurrence, after an initial public offering of the stock of the Company of the events described in any of paragraphs (i),
        (ii), (iii), (iv) or (v) below:

        (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock"), or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection
        (i), the following acquisitions shall not constitute a Change in
        Control: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company (a "Company Plan"), (D) any acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities; or (E) any acquisition by any corporation pursuant to a transaction which complies with subsections (b)(iii)(A), (b)(iii)(B), and (b)(iii)(C) of this definition; provided further, that for purposes of clause (B), if any Person (other than the Company or any Company
        Plan) shall become the beneficial owner of twenty-five percent (25%) or more of the Outstanding Company Common Stock or twenty-five percent (25%) or more of the Outstanding Company Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Company Common Stock or any additional Outstanding Company Voting Securities (other than pursuant to any dividend reinvestment plan or arrangement maintained by the Company) and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control.

        (ii) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (for purposes of this subsection (b), the "Incumbent Board") cease for any reason to constitute at least a majority of the Incumbent Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company shareholders, was approved by a vote of a least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 promulgated



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        under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company.

        (iii) Consummation, including receipt of any necessary regulatory approval, of (i) a reorganization, merger or consolidation involving the Company or (ii) the sale or other disposition of more than 50% of the operating assets of the Company (determined on a consolidated basis), other than in connection with a sale-leaseback or other arrangement resulting in the continued utilization of such assets (or the operating products of such assets) by the Company (any transaction described in part (i) or (ii) being referred to as a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which all of paragraphs (A), (B), and (C) below are applicable:

        (A) All or substantially of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which, as a result of such transaction, owns the Company or all or substantially all of the assets of the Company either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

        (B) No Person (other than the Company, any Company Plan or related trust, the corporation resulting from such Corporate Transaction, and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, twenty-five percent (25%) or more than the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) will beneficially own, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation.

        (C) Individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction.

        (iv) A tender offer (for which a filing has been made with the Securities and Exchange Commission (the "SEC") which purports to comply with the requirements of Section

        14(d) of the Exchange Act and the corresponding SEC rules) is made for the stock of the Company, which has not been negotiated and approved by the Board, provided that in case of a tender offer described in this subsection (iv), the Change in Control will be deemed to have occurred upon the first to occur of (A) any time during the offer period when the Person (as defined in subsection (b)(i), above) making the offer beneficially owns or has accepted for payment stock of the Company with 25% or more of the combined voting power of the then Outstanding Company Voting Securities or (B) 3 business days before the offer is to terminate, unless the offer is withdrawn first, if the Person making the offer could own, by the terms of the offer plus any shares beneficially owned by that Person, stock with 50% or more of the combined voting power of the then Outstanding Company Voting Securities when the offer terminates.

        (v) Approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.

(e) Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(f) Disability. The term "Disability" shall mean the inability of the Participant, after reasonable accommodation, to continue to perform his duties on a full-time basis as a result of mental or physical illness, sickness or injury and the Company determines that such disability is of a long-term nature.

(g) Eligible Individual. The term "Eligible Individual" shall mean any employee of the Company or a Subsidiary, and any consultant, director, or other person providing services to the Company or a Subsidiary. An Award may be granted to an individual, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or the Subsidiaries, provided that such Awards shall not become vested prior to the date the employee first performs such services.

(h) Fair Market Value. For purposes of determining the "Fair Market Value" of a share of Stock as of any date, the following rules shall apply, consistent with Section 260.140.50 of Title 10 of the California Code of Regulations, subject to the following:

        (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or the Nasdaq SmallCap, the "Fair Market Value" of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable.

        (ii) In the absence of an established market for the Stock, the "Fair Market Value" shall be determined in good faith by the Board.

(i) Good Reason. The term "Good Reason" shall mean any of the following which occur without the Participant's consent and which are not corrected by the Company within 10 days of written notice to the Company by the Participant: (1) a diminution of the Participant's duties or the assignment to him of duties that are inconsistent in any substantial respect with the position, authority or responsibilities associated with his position, (2) a reduction in the Participant's salary rate or bonus potential; or (3) a relocation of the Participant, that occurs after a Change of Control and without the Participant's consent, of over 100 miles from the Participant's primary employment location as of the date of the Change of Control, except for required travel on Company business to an extent substantially consistent with the Participant's business travel obligations prior to the date of the Change of Control.

(j) Subsidiaries. The term "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code section 424(f)) with respect to the Company.

(k) Stock. The term "Stock" shall mean shares of common stock of the Company.

                                ORGANIC INC. 1999
                         LONG-TERM STOCK INCENTIVE PLAN

                                   Appendix A

        Notwithstanding any other provision of the Plan to the contrary, the following provisions shall be applicable to the Plan:

        1. Exercise Price. With respect to any Option or SAR granted to any person who possesses more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or Parent (as defined in Code section 424(e)) of the Company such Option or SAR shall have an exercise price not less than 110% of the Fair Market Value of a share of Stock on the date of grant.

        2. Expiration. All Options granted under the Plan shall expire not later than the 10-year anniversary of the date of grant.

        3. Transferability. Awards granted pursuant to the Plan are not transferable except by the laws of descent and distribution.

        4. Adjustment. In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee shall adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options and SARs; and (iv) any other adjustments that the Committee determines to be equitable.

        5. Exercisability. Any Option granted under the Plan shall become exercisable at a rate of at least 20% per year over 5 years from the date the Option is granted, provided the Participant is employed by the Company at such time. In addition, if the Participant resigns from employment, or is terminated by the Company for any reason other than cause (as defined by applicable law), any Options which have become exercisable prior to the time of such termination, shall remain exercisable for:

(a) 6 months from the date of such termination if such termination was caused by death or Disability; or

(b) 30 days from the date of such termination if such termination was caused by reasons other than death or Disability.

                                  ISO AGREEMENT

        THIS AGREEMENT, entered into as of the Grant Date (as defined in paragraph 1), by and between the Participant and Organic Inc. (the "Company");

                                WITNESSETH THAT:

        WHEREAS, the Company maintains the Organic Inc. 1999 Long-Term Stock Incentive Plan (the "Plan"), which is incorporated into and forms a part of this Agreement, and the Participant has been selected by the committee administering the Plan (the "Committee") to receive an Incentive Stock Option Award under the Plan;

        NOW, THEREFORE, IT IS AGREED, by and between the Company and the Participant, as follows:

        1. Terms of Award. The following terms used in this Agreement shall have the meanings set forth in this paragraph 1:

               (a) The "Participant" is _________________.

               (b) The "Grant Date" is _________________.

               (c) The number of "Covered Shares" shall be _____________ shares of Stock.

               (d) The "Exercise Price" is $_____________ per share.

Other terms used in this Agreement are defined pursuant to paragraph 13 or elsewhere in this Agreement.

        2. Award and Exercise Price. This Agreement specifies the terms of the option (the "Option") granted to the Participant to purchase the number of Covered Shares of Stock at the Exercise Price per share as set forth in paragraph 1. The Option is intended to constitute an "incentive stock option" as that term is used in Code section 422. To the extent that the aggregate fair market value (determined at the time of grant) of Shares with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year under all plans of the Company and its Subsidiaries exceeds $100,000, the options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as nonstatutory stock options. It should be understood that there is no assurance that the Option will, in fact, be treated as an incentive stock option.

        3. Date of Exercise. Subject to the limitations of this Agreement, and unless the Participant chooses to exercise the Option prior to vesting pursuant to paragraph 4, the Option shall become exercisable with respect to 1/4 of the Covered Shares on the one-year anniversary of the Grant Date (but only if the Date of Termination has not occurred before the one-year anniversary). After such one-year anniversary, the Option shall become exercisable with respect to an additional 1/48 of the Covered Shares on each subsequent one-month anniversary of the Grant Date (but only if the Date of Termination has not occurred before the respective one-month anniversary), until such time as this Option is fully exercisable. Covered Shares as to which the Option is exercisable in accordance with this paragraph 3 (regardless of whether the Option has been exercised with respect to those shares) are sometimes referred to as "vested shares," and Covered Shares as to which the Option is not exercisable in accordance with this paragraph 3, until such time as the Option would have become exercisable with respect to those shares (regardless of whether the Option has been exercised with respect to those shares in accordance with paragraph 4) are sometimes referred to as "unnvested shares." If the Participant is employed by the Company or an Affiliate at the time of a Change in Control holds one or more outstanding Options, such Participant shall be credited with two years of additional vesting service for purposes of the vesting of Options, and the vesting of any Stock purchased by the Participant under an Option.

Notwithstanding the foregoing provisions of this paragraph 3, the Option shall become fully vested and exercisable upon the Date of Termination, if the Date of Termination occurs by reason of the Participant's death or Disability. The Option may be exercised on or after the Date of Termination only as to that portion of the Covered Shares for which it was exercisable (or became exercisable) immediately prior to the Date of Termination.

[Notwithstanding any other provision, if a Change in Control occurs, and the Participant terminates employment with the Company for any reason during the 30 day period which begins on the one-year anniversary of the Change in Control, any Awards granted to the Participant shall become fully vested and exercisable on such date of termination, and the Participant shall have the greater of (i) 90 days from the date of such termination or (ii) the period otherwise specified for exercise after termination had the Participant been fully vested in the Awards on the date of termination to exercise such Awards.]

        4. Exercise Prior to Vesting. Subject to the provisions of the Option, the Participant may elect, at any time prior to his Termination Date, to exercise the Option as to any part or all of the Covered Shares subject to this Option at any time prior to the Expiration Date, including, without limitation, a time prior to the date on which the Option would otherwise be exercisable in accordance with paragraph 3; provided, however, that:

               (a) A partial exercise of the Option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares.

               (b) Any shares so purchased from installments which have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement.

               (c) The Participant shall be required to enter into an Early Exercise Stock Purchase Agreement in the form provided by the Company with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

               (d) The Option shall not be exercisable under this paragraph 4 to the extent such exercise would cause the aggregate Fair Market Value of any shares subject to incentive stock options granted by the Company or any Subsidiary (valued as of their grant date) which would become exercisable for the first time during any calendar year to exceed $100,000.

The election provided in this paragraph 4 to purchase shares upon the exercise of the Option prior to the Vesting Date shall cease upon the Participant's Termination Date.

        5. Expiration. The Option shall not be exercisable after the Company's close of business on the last business day that occurs prior to the Expiration Date. The "Expiration Date" shall be earliest to occur of:

               (a) the ten-year anniversary of the Grant Date;

               (b) if the Date of Termination occurs by reason of death, Disability or Retirement, the one- year anniversary of such Date of Termination; or

               (c) if the Date of Termination occurs for reasons other than death, Disability, or Retirement, the 90-day anniversary of such Date of Termination.

        6. Method of Option Exercise. Subject to the terms of this Agreement and the Plan, the Option may be exercised in whole or in part by filing a written notice with the Secretary of the Company at its corporate headquarters prior to the Company's close of business on the last business day that occurs prior to the Expiration Date. Such notice shall specify the number of shares of Stock which the Participant elects to purchase, and shall be accompanied by payment of the Exercise Price, or a portion of the Exercise Price as specified below if the Participant elects to use the deferred payment alternative described below in paragraph 8, for such shares of Stock indicated by the Participant's election. The Option shall not be exercisable if and to the extent the Company determines that such exercise would violate applicable state or Federal securities laws or the rules and regulations of any securities exchange on which the Stock is traded. If the Company makes such a determination, it shall use all reasonable efforts to obtain compliance with such laws, rules and regulations. In making any determination hereunder, the Company may rely on the opinion of counsel for the Company.

        7. Payment of Exercise Price. Payment of the Exercise Price may be made by any of the following methods or any combination thereof,

               (a) By cash or by check payable to the Company;

               (b) Except as otherwise provided by the Committee before the Option is exercised and provided that the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, by delivery of shares of Stock owned by the Participant and acceptable to the Committee having an aggregate Fair Market Value (valued as of the date of exercise) that is equal to the amount of cash that would otherwise be required; or

               (c) By authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

        8. Deferral Payment Alternative. Provided that the Exercise Price for the installment, or portion thereof, being purchased exceeds $500, the Participant may pay the Exercise Price pursuant to the deferred payment alternative as follows:

               (a) Not less than twenty-five percent (25%) of the aggregate Exercise Price shall be due at the time of exercise, not less than twenty-five percent (25%) of said Exercise Price, plus accrued interest, shall be due each year after the date of exercise, and final payment of the remainder of the Exercise Price, plus accrued interest, shall be due three (3) years from date of exercise or, at the Company's election, upon the Participant's Termination Date;

               (b) Interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any portion of any amounts other than amounts stated to be interest under the deferred payment arrangement; and

               (c) In order to elect the deferred payment alternative, the Participant must, as a part of his written notice of exercise, give notice of the election of this payment alternative and, in order to secure the payment of the deferred Exercise Price to the Company hereunder, if the Company so requests, the Participant must tender to the Company a promissory note and a security agreement covering the purchased shares, both in form and substance satisfactory to the Company, or such other or additional documentation as the Company may request.

        9. Limit on Stock Sales. Any shares that a Participant acquires as a result of the exercise of the Option shall be subject to the following restrictions regarding sale or transfer:

               (a) The Participant must notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Stock issued upon exercise of this Option that occurs within two (2) years after the date of the Grant Date or within one (1) year after such shares of Stock are transferred upon exercise of the Option; and

               (b) The Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that the Participant not sell or otherwise transfer or dispose of any shares of Stock or other securities of the Company during such period (not to exceed one hundred eighty
(180) days) following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters. The Participant further agrees that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

        10. Right of First Refusal by the Company. The Participant shall not sell, assign, pledge or in any manner transfer any of the shares of Stock or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except by a transfer which meets the following requirements:

               (a) If the Participant desires to sell or otherwise transfer any of its shares of stock acquired upon exercise of the Option in an "arms-length" transaction, then the Participant shall first give written notice thereof to the Company. The notice shall name the proposed transferee and state the number of shares to be transferred, the proposed consideration, and all other terms and conditions of the proposed transfer. (b) For thirty (30) days following receipt of such notice, the Company shall have the option to purchase all (but not less than all) of the shares specified in the notice at the price and upon the terms set forth in such notice; provided, however, that, with the consent of the Participant, the Company shall have the option to purchase a lesser portion of the shares of Stock specified in said notice at the price and upon the terms set forth therein. In the event of a gift, property settlement or other transfer which would not be considered to have been made on an "arms length" basis and in which the proposed transferee is not paying the full price for the shares, the price shall be deemed to be the Fair Market Value of the stock at such time as determined in good faith by the Board. In the event the Company elects to purchase all of the shares or, with consent of the Participant, a lesser portion of the shares, it shall give written notice to the transferring Participant of its election and settlement for said shares shall be made as provided below in paragraph (d).

               (c) The Company may assign its rights hereunder.

               (d) In the event the Company and/or its assignee(s) elect to acquire any of the shares of the transferring Participant as specified in said transferring Participant's notice, the Secretary of the Company shall so notify the transferring Participant and settlement thereof shall be made in cash within thirty (30) days after the Secretary of the Company receives said transferring Participant's notice; provided that if the terms of payment set forth in said transferring Participant's notice were other than cash against delivery, the Company and/or its assignee(s) shall pay for said shares on the same terms and conditions set forth in said transferring Participant's notice.

               (e) In the event the Company and/or its assignee(s) do not elect to acquire all of the shares specified in the transferring Participant's notice, said transferring Participant may, within the sixty (60)-day period following the expiration of the option rights granted to the Company and/or its assignee(s) herein, transfer the shares specified in said transferring Participant's notice which were not acquired by the Company and/or its assignee(s) as specified in said transferring Participant's notice.

               (f) Notwithstanding anything to the contrary contained herein, the following transaction shall be exempt from the provisions of this paragraph 10: an Participant's bona fide pledge or mortgage of any shares with a commercial lending institution, provided that any subsequent transfer of said shares by said institution shall be conducted in the manner set forth in this paragraph 10. In any such case, the transferee, assignee, or other recipient shall receive and hold such stock subject to the provisions of this paragraph 10, and there shall be no further transfer of such stock except in accord with this paragraph 10.

               (g) The provisions of this paragraph 10 may be waived with respect to any transfer either by the Company, upon duly authorized action of its Board, or by the stockholders, upon the express written consent of the owners of a majority of the voting power of the Company (excluding the votes represented by those shares to be transferred by the transferring Participant).

               (h) Any sale or transfer, or purported sale or transfer, of securities of the Company shall be null and void unless the terms, conditions and provisions of this paragraph 10 are strictly observed and followed.

               (i) The foregoing right of first refusal shall terminate upon the date securities of the Company are first offered to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933.

               (j) The certificates representing shares of stock of the Company shall bear on their face the following legend so long as the foregoing right of first refusal remains in effect:

               "The shares represented by this Certificate are subject to a right of first refusal option in favor of the Company and/or its Assignee(s)."

        11. Withholding. All deliveries and distributions under this Agreement are subject to withholding of all applicable taxes. At the election of the Participant, and subject to such rules and limitations as may be established by the Committee from time to time, such withholding obligations may be satisfied through the surrender of shares of Stock which the Participant already owns, or to which the Participant is otherwise entitled under the Plan.

        12. Transferability. The Option is not transferable other than as designated by the Participant by will or by the laws of descent and distribution, and during the Participant's life, may be exercised only by the Participant.

        13. Definitions. For purposes of this Agreement, the terms used in this Agreement shall be subject to the following:

               (a) Change in Control. The term "Change in Control" shall be defined as that term is defined in the Plan.

               (b) Date of Termination. The "Date of Termination" shall be the first day occurring on or after the Grant Date on which the Participant is not employed by the Company or any Subsidiary, regardless of the reason for the termination of employment; provided that a termination of employment shall not be deemed to occur by reason of a transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries; and further provided that the Participant's employment shall not be considered terminated while the Participant is on a leave of absence from the Company or a Subsidiary approved by the Participant's employer. If, as a result of a sale or other transaction, the Participant's employer ceases to be a Subsidiary (and the Participant's employer is or becomes an entity that is separate from the Company), and the Participant is not, at the end of the 30-day period following the transaction, employed by the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant's Date of Termination caused by the Participant being discharged by the employer.

               (c) Disability. Except as otherwise provided by the Committee, the Participant shall be considered to have a "Disability" during the period in which the Participant is unable, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the Committee, is expected to have a duration of not less than 120 days.

               (d) Retirement. "Retirement" of the Participant shall mean, with the approval of the Committee, the occurrence of the Participant's Date of Termination on or after the date the Participant attains age 55.

               (e) Plan Definitions. Except where the context clearly implies or indicates the contrary, a word, term, or phrase used in the Plan is similarly used in this Agreement.

        14. Whole Shares. This Option may only be exercised for whole shares. In lieu of issuing a fraction of a share upon any exercise of the Option, resulting from an adjustment of the Option pursuant to paragraph 4.2(f) of the Plan or otherwise, the Company will be entitled to pay to the Participant an amount equal to the Fair Market Value of such fractional share.

        15. Heirs and Successors. This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business. If any rights exercisable by the Participant or benefits deliverable to the Participant under this Agreement have not been exercised or delivered, respectively, at the time of the Participant's death, such rights shall be exercisable by the Designated Beneficiary, and such benefits shall be delivered to the Designated Beneficiary, in accordance with the provisions of this Agreement and the Plan. The "Designated Beneficiary" shall be the beneficiary or beneficiaries designated by the Participant in a writing filed with the Committee in such form and at such time as the Committee shall require. If a deceased Participant fails to designate a beneficiary, or if the Designated Beneficiary does not survive the Participant, any rights that would have been exercisable by the Participant and any benefits distributable to the Participant shall be exercised by or distributed to the legal representative of the estate of the Participant. If a deceased Participant designates a beneficiary and the Designated Beneficiary survives the Participant but dies before the Designated Beneficiary's exercise of all rights under this Agreement or before the complete distribution of benefits to the

Designated Beneficiary under this Agreement, then any rights that would have been exercisable by the Designated Beneficiary shall be exercised by the legal representative of the estate of the Designated Beneficiary, and any benefits distributable to the Designated Beneficiary shall be distributed to the legal representative of the estate of the Designated Beneficiary.

        16. Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of the Agreement by the Committee and any decision made by it with respect to the Agreement is final and binding on all persons.

        17. Plan Governs. Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall be subject to the terms of the Plan, a copy of which may be obtained by the Participant from the office of the Secretary of the Company; and this Agreement is subject to all interpretations, amendments, rules and regulations promulgated by the Committee from time to time pursuant to the Plan.

        18. Not An Employment Contract. The Option will not confer on the Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate or modify the terms of such Participant's employment or other service at any time.

        19. Notices. Any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailing but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant's address indicated by the Company's records, or if to the Company, at the Company's principal executive office.

        20. No Rights As Shareholder. The Participant shall not have any rights of a shareholder with respect to the shares subject to the Option, until a stock certificate has been duly issued following exercise of the Option as provided herein.

        21. Amendment. This Agreement may be amended by written agreement of the Participant and the Company, without the consent of any other person.

        IN WITNESS WHEREOF, the Participant has executed this Agreement, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

                                            Participant

                                            ------------------------------------

                                            Organic Inc.

                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------

                                  NQO AGREEMENT

        THIS AGREEMENT, entered into as of the Grant Date (as defined in paragraph 1), by and between the Participant and Organic Inc. (the "Company");

                                WITNESSETH THAT:

        WHEREAS, the Company maintains the Organic Inc. 1999 Long-Term Stock Incentive Plan (the "Plan"), which is incorporated into and forms a part of this Agreement, and the Participant has been selected by the committee administering the Plan (the "Committee") to receive a Non-Qualified Stock Option Award under the Plan;

        NOW, THEREFORE, IT IS AGREED, by and between the Company and the Participant, as follows:

        1. Terms of Award. The following terms used in this Agreement shall have the meanings set forth in this paragraph 1:

               (a) The "Participant" is ________________.

               (b) The "Grant Date" is ________________.

               (c) The number of "Covered Shares" shall be _____________ shares of Stock.

               (d) The "Exercise Price" is $_____________ per share.

Other terms used in this Agreement are defined pursuant to paragraph 13 or elsewhere in this Agreement.

        2. Award and Exercise Price. This Agreement specifies the terms of the option (the "Option") granted to the Participant to purchase the number of Covered Shares of Stock at the Exercise Price per share as set forth in paragraph 1. The Option is not intended to constitute an "incentive stock option" as that term is used in Code section 422.

        3. Date of Exercise. Subject to the limitations of this Agreement, and unless the Participant chooses to exercise the Option prior to vesting pursuant to paragraph 4, the Option shall become exercisable with respect to 1/4 of the Covered Shares on the one-year anniversary of the Grant Date (but only if the Date of Termination has not occurred before the one-year anniversary). After such one-year anniversary, the Option shall become exercisable with respect to an additional 1/48 of the Covered Shares on each subsequent one-month anniversary of the Grant Date (but only if the Date of Termination has not occurred before the respective one-month anniversary), until such time as this Option is fully exercisable. Covered Shares as to which the Option is exercisable in accordance with this paragraph 3 (regardless of whether the Option has been exercised with respect to those shares) are sometimes referred to as "vested shares," and

Covered Shares as to which the Option is not exercisable in accordance with this paragraph 3, until such time as the Option would have become exercisable with respect to those shares (regardless of whether the Option has been exercised with respect to those shares in accordance with paragraph 4) are sometimes referred to as "unnvested shares." If the Participant is employed by the Company or an Affiliate at the time of a Change in Control holds one or more outstanding Options, such Participant shall be credited with two years of additional vesting service for purposes of the vesting of Options, and the vesting of any Stock purchased by the Participant under an Option.

Notwithstanding the foregoing provisions of this paragraph 3, the Option shall become fully vested and exercisable upon the Date of Termination, if the Date of Termination occurs by reason of the Participant's death or Disability. The Option may be exercised on or after the Date of Termination only as to that portion of the Covered Shares for which it was exercisable (or became exercisable) immediately prior to the Date of Termination.

[Notwithstanding any other provision, if a Change in Control occurs, and the Participant terminates employment with the Company for any reason during the 30 day period which begins on the one-year anniversary of the Change in Control, any Awards granted to the Participant shall become fully vested and exercisable on such date of termination, and the Participant shall have the greater of (i) 90 days from the date of such termination or (ii) the period otherwise specified for exercise after termination had the Participant been fully vested in the Awards on the date of termination to exercise such Awards.]

        4. Exercise Prior to Vesting. Subject to the provisions of the Option, the Participant may elect, at any time prior to his Termination Date, to exercise the Option as to any part or all of the Covered Shares subject to this Option at any time prior to the Expiration Date, including, without limitation, a time prior to the date on which the Option would otherwise be exercisable in accordance with paragraph 3; provided, however, that:

               (a) A partial exercise of the Option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares.

               (b) Any shares so purchased from installments which have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement.

               (c) The Participant shall be required to enter into an Early Exercise Stock Purchase Agreement in the form provided by the Company with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

The election provided in this paragraph 4 to purchase shares upon the exercise of the Option prior to the Vesting Date shall cease upon the Participant's Termination Date.

        5. Expiration. The Option shall not be exercisable after the Company's close of business on the last business day that occurs prior to the Expiration Date. The "Expiration Date" shall be earliest to occur of:

               (a) the ten-year anniversary of the Grant Date;

               (b) if the Date of Termination occurs by reason of death, Disability or Retirement, the one- year anniversary of such Date of Termination; or

               (c) if the Date of Termination occurs for reasons other than death, Disability, or Retirement, the 90-day anniversary of such Date of Termination.

        6. Method of Option Exercise. Subject to the terms of this Agreement and the Plan, the Option may be exercised in whole or in part by filing a written notice with the Secretary of the Company at its corporate headquarters prior to the Company's close of business on the last business day that occurs prior to the Expiration Date. Such notice shall specify the number of shares of Stock which the Participant elects to purchase, and shall be accompanied by payment of the Exercise Price, or a portion of the Exercise Price as specified below if the Participant elects to use the deferred payment alternative described below in paragraph 8, for such shares of Stock indicated by the Participant's election. The Option shall not be exercisable if and to the extent the Company determines that such exercise would violate applicable state or Federal securities laws or the rules and regulations of any securities exchange on which the Stock is traded. If the Company makes such a determination, it shall use all reasonable efforts to obtain compliance with such laws, rules and regulations. In making any determination hereunder, the Company may rely on the opinion of counsel for the Company.

        7. Payment of Exercise Price. Payment of the Exercise Price may be made by any of the following methods or any combination thereof,

               (a) By cash or by check payable to the Company;

               (b) Except as otherwise provided by the Committee before the Option is exercised and provided that the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, by delivery of shares of Stock owned by the Participant and acceptable to the Committee having an aggregate Fair Market Value (valued as of the date of exercise) that is equal to the amount of cash that would otherwise be required; or

               (c) By authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

        8. Deferral Payment Alternative. Provided that the Exercise Price for the installment, or portion thereof, being purchased exceeds $500, the Participant may pay the Exercise Price pursuant to the deferred payment alternative as follows:

               (a) Not less than twenty-five percent (25%) of the aggregate Exercise Price shall be due at the time of exercise, not less than twenty-five percent (25%) of said Exercise Price, plus accrued interest, shall be due each year after the date of exercise, and final payment of the remainder of the Exercise Price, plus accrued interest, shall be due three (3) years from date of exercise or, at the Company's election, upon the Participant's Termination Date;

               (b) Interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any portion of any amounts other than amounts stated to be interest under the deferred payment arrangement; and

               (c) In order to elect the deferred payment alternative, the Participant must, as a part of his written notice of exercise, give notice of the election of this payment alternative and, in order to secure the payment of the deferred Exercise Price to the Company hereunder, if the Company so requests, the Participant must tender to the Company a promissory note and a security agreement covering the purchased shares, both in form and substance satisfactory to the Company, or such other or additional documentation as the Company may request.

        9. Limit on Stock Sales. With respect to any shares that a Participant acquires as a result of the exercise of the Option, the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that the Participant not sell or otherwise transfer or dispose of any shares of Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters. The Participant further agrees that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

        10. Right of First Refusal by the Company. The Participant shall not sell, assign, pledge or in any manner transfer any of the shares of Stock or any right or interest therein, whether voluntarily or by operation of law, or by gift or otherwise, except by a transfer which meets the following requirements:

               (a) If the Participant desires to sell or otherwise transfer any of its shares of stock acquired upon exercise of the Option in an "arms-length" transaction, then the Participant shall first give written notice thereof to the Company. The notice shall name the proposed transferee and state the number of shares to be transferred, the proposed consideration, and all other terms and conditions of the proposed transfer.

               (b) For thirty (30) days following receipt of such notice, the Company shall have the option to purchase all (but not less than all) of the shares specified in the notice at the price and upon the terms set forth in such notice; provided, however, that, with the consent of the Participant, the Company shall have the option to purchase a lesser portion of the shares of Stock specified in said notice at the price and upon the terms set forth therein. In the event of a gift, property settlement or other transfer which would not be considered to have been made on an

"arms length" basis and in which the proposed transferee is not paying the full price for the shares, the price shall be deemed to be the Fair Market Value of the stock at such time as determined in good faith by the Board. In the event the Company elects to purchase all of the shares or, with consent of the Participant, a lesser portion of the shares, it shall give written notice to the transferring Participant of its election and settlement for said shares shall be made as provided below in paragraph (d).

               (c) The Company may assign its rights hereunder.

               (d) In the event the Company and/or its assignee(s) elect to acquire any of the shares of the transferring Participant as specified in said transferring Participant's notice, the Secretary of the Company shall so notify the transferring Participant and settlement thereof shall be made in cash within thirty (30) days after the Secretary of the Company receives said transferring Participant's notice; provided that if the terms of payment set forth in said transferring Participant's notice were other than cash against delivery, the Company and/or its assignee(s) shall pay for said shares on the same terms and conditions set forth in said transferring Participant's notice.

               (e) In the event the Company and/or its assignee(s) do not elect to acquire all of the shares specified in the transferring Participant's notice, said transferring Participant may, within the sixty (60)-day period following the expiration of the option rights granted to the Company and/or its assignee(s) herein, transfer the shares specified in said transferring Participant's notice which were not acquired by the Company and/or its assignee(s) as specified in said transferring Participant's notice.

               (f) Notwithstanding anything to the contrary contained herein, the following transaction shall be exempt from the provisions of this paragraph 10: an Participant's bona fide pledge or mortgage of any shares with a commercial lending institution, provided that any subsequent transfer of said shares by said institution shall be conducted in the manner set forth in this paragraph 10. In any such case, the transferee, assignee, or other recipient shall receive and hold such stock subject to the provisions of this paragraph 10, and there shall be no further transfer of such stock except in accord with this paragraph 10.

               (g) The provisions of this paragraph 10 may be waived with respect to any transfer either by the Company, upon duly authorized action of its Board, or by the stockholders, upon the express written consent of the owners of a majority of the voting power of the Company (excluding the votes represented by those shares to be transferred by the transferring Participant).

               (h) Any sale or transfer, or purported sale or transfer, of securities of the Company shall be null and void unless the terms, conditions and provisions of this paragraph 10 are strictly observed and followed.

               (i) The foregoing right of first refusal shall terminate upon the date securities of the Company are first offered to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933.

               (j) The certificates representing shares of stock of the Company shall bear on their face the following legend so long as the foregoing right of first refusal remains in effect:

               "The shares represented by this Certificate are subject to a right of first refusal option in favor of the Company and/or its Assignee(s)."

        11. Withholding. All deliveries and distributions under this Agreement are subject to withholding of all applicable taxes. At the election of the Participant, and subject to such rules and limitations as may be established by the Committee from time to time, such withholding obligations may be satisfied through the surrender of shares of Stock which the Participant already owns, or to which the Participant is otherwise entitled under the Plan.

        12. Transferability. The Option is not transferable other than as designated by the Participant by will or by the laws of descent and distribution, and during the Participant's life, may be exercised only by the Participant.

        13. Definitions. For purposes of this Agreement, the terms used in this Agreement shall be subject to the following:

               (a) Change in Control. The term "Change in Control" shall be defined as that term is defined in the Plan.

               (b) Date of Termination. The "Date of Termination" shall be the first day occurring on or after the Grant Date on which the Participant is not employed by the Company or any Subsidiary, regardless of the reason for the termination of employment; provided that a termination of employment shall not be deemed to occur by reason of a transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries; and further provided that the Participant's employment shall not be considered terminated while the Participant is on a leave of absence from the Company or a Subsidiary approved by the Participant's employer. If, as a result of a sale or other transaction, the Participant's employer ceases to be a Subsidiary (and the Participant's employer is or becomes an entity that is separate from the Company), and the Participant is not, at the end of the 30-day period following the transaction, employed by the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant's Date of Termination caused by the Participant being discharged by the employer.

               (c) Disability. Except as otherwise provided by the Committee, the Participant shall be considered to have a "Disability" during the period in which the Participant is unable, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the Committee, is expected to have a duration of not less than 120 days.

               (d) Retirement. "Retirement" of the Participant shall mean, with the approval of the Committee, the occurrence of the Participant's Date of Termination on or after the date the Participant attains age 55.

               (e) Plan Definitions. Except where the context clearly implies or indicates the contrary, a word, term, or phrase used in the Plan is similarly used in this Agreement.

        14. Whole Shares. This Option may only be exercised for whole shares. In lieu of issuing a fraction of a share upon any exercise of the Option, resulting from an adjustment of the Option pursuant to paragraph 4.2(f) of the Plan or otherwise, the Company will be entitled to pay to the Participant an amount equal to the Fair Market Value of such fractional share.

        15. Heirs and Successors. This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business. If any rights exercisable by the Participant or benefits deliverable to the Participant under this Agreement have not been exercised or delivered, respectively, at the time of the Participant's death, such rights shall be exercisable by the Designated Beneficiary, and such benefits shall be delivered to the Designated Beneficiary, in accordance with the provisions of this Agreement and the Plan. The "Designated Beneficiary" shall be the beneficiary or beneficiaries designated by the Participant in a writing filed with the Committee in such form and at such time as the Committee shall require. If a deceased Participant fails to designate a beneficiary, or if the Designated Beneficiary does not survive the Participant, any rights that would have been exercisable by the Participant and any benefits distributable to the Participant shall be exercised by or distributed to the legal representative of the estate of the Participant. If a deceased Participant designates a beneficiary and the Designated Beneficiary survives the Participant but dies before the Designated Beneficiary's exercise of all rights under this Agreement or before the complete distribution of benefits to the Designated Beneficiary under this Agreement, then any rights that would have been exercisable by the Designated Beneficiary shall be exercised by the legal representative of the estate of the Designated Beneficiary, and any benefits distributable to the Designated Beneficiary shall be distributed to the legal representative of the estate of the Designated Beneficiary.

        16. Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of the Agreement by the Committee and any decision made by it with respect to the Agreement is final and binding on all persons.

        17. Plan Governs. Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall be subject to the terms of the Plan, a copy of which may be obtained by the Participant from the office of the Secretary of the Company; and this Agreement is subject to all interpretations, amendments, rules and regulations promulgated by the Committee from time to time pursuant to the Plan.

        18. Not An Employment Contract. The Option will not confer on the Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate or modify the terms of such Participant's employment or other service at any time.

        19. Notices. Any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailing but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant's address indicated by the Company's records, or if to the Company, at the Company's principal executive office.

        20. No Rights As Shareholder. The Participant shall not have any rights of a shareholder with respect to the shares subject to the Option, until a stock certificate has been duly issued following exercise of the Option as provided herein.

        21. Amendment. This Agreement may be amended by written agreement of the Participant and the Company, without the consent of any other person.

        IN WITNESS WHEREOF, the Participant has executed this Agreement, and the Company has caused these presents to be executed in its name and on its behalf, all as of the Grant Date.

                                            Participant

                                            ------------------------------------

                                            Organic Inc.

                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------